SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 1996


                             WASHINGTON MUTUAL, INC.
           (Exact name of the Registrant as specified in its charter)


         Washington                0-25188               91-1653725
(State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)            File Number)        Identification No.)


    1201 Third Avenue, Seattle, Washington                  98101
   (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (206) 461-2000


                                       N/A
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.    Other Events.

As of November 30, 1996, Utah Federal Savings Bank of Ogden, Utah merged with and into Washington Mutual Bank fsb, the federally-chartered savings bank subsidiary of Washington Mutual, Inc. (Washington Mutual).

For the month of December 1996, the combined operations Utah Federal Savings Bank and Washington Mutual were interest income of $274.0 million and a net loss of $162.8 million.


Item 7.    Financial Statements and Exhibits.

(c) Exhibit 99.1 is a copy of Washington Mutual's News Release dated January 21, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WASHINGTON MUTUAL, INC.



Date: January 22, 1997                   By: /s/ Ruthanne M. King
                                         -------------------
                                         Ruthanne M. King, Vice President and
                                         Assistant Controller





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                             Washington Mutual, Inc.

                                List of Exhibits

                                                             Exhibit Page
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99.1   News release dated January 21, 1997................................


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